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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-57209




                               DAVIS SERIES, INC.
                         SUPPLEMENT DATED MARCH 24, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2002


Effective July 1, 2003 Davis Convertible Securities Fund will be renamed Davis Appreciation & Income Fund. The Fund will continue to seek total return through a combination of income and growth. The Fund will no longer be required to invest at least 80% of its net assets in convertible securities, but, under normal circumstances, will invest in a diversified portfolio of convertible securities, equity securities, and fixed income securities.